Exhibit 10.2

EXECUTION COPY—3rd

AMENDMENT TO

POST-PETITION CREDIT AGREEMENT

THIS AMENDMENT TO POST-PETITION CREDIT AGREEMENT (this “Amendment”) is entered into as of this 23 day of January, 2004 by and among Mississippi Chemical Corporation, a Mississippi corporation (the “Borrower”), and the “Investors” party hereto and the “Guarantors” parties hereto.

Reference is hereby made to that certain Post-Petition Credit Agreement dated as of May 16, 2003 (as amended, restated or otherwise supplemented, the “Agreement”) among the Borrower, the Banks party thereto (the “Banks”), and Harris Trust and Savings Bank, as DIP Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

In connection therewith, the parties hereby agree as follows:

1. Concurrently with the execution and delivery hereof, (i) the Investors shall, by way of assignment from the existing Banks, become the Banks under the Harris DIP Agreement and the other Loan Documents and (ii) Harris is resigning as the DIP Agent.

2. Notwithstanding anything contained in the Agreement to the contrary, including pursuant to Section 1.2 thereof, unless and until the Banks agree otherwise, the Borrower shall no longer be entitled to receive, and the Banks shall be under no obligation to make, any Swingline Loans from and after the date hereof.

3. Further, notwithstanding anything contained in the Agreement to the contrary, until otherwise agreed to by the Required Banks:

a. all requests for Borrowings under the Agreement shall be made by e-mail notice by the Borrower to each Bank (it being agreed that notice to DDJ Capital Management, LLC shall serve as notice to each fund managed or administered by it; and it being further agreed that as of the date hereof (and until notice to the contrary is given to the Borrower) such notice shall only be required to be given to DSC Chemicals, L.P., DDJ Capital Management, LLC and SPCP Group. L.L.C. in the manner agreed to by the Borrower and such parties on the date hereof) by no later than 3:00 p.m. (New York time) on the day before the date upon which such Borrowing is to be advanced. The Banks agree that, subject to the other terms and conditions of the Agreement, they will fund such Borrowings requested in such manner by no later than 1:00 p.m. (New York time) on the date requested therefor; and

b. the Borrower shall not be entitled to the issuance of, and the Banks shall have no obligation to issue, L/C’s; it being agreed that the Banks, in accordance with that certain Final Order Granting Emergency Motion for Approval of Supplemental Debtor-in-Possession Financing, as Amended and Supplemented entered on December 19, 2003 (as amended or otherwise modified through the date hereof, the “Order”) by the United States Bankruptcy Court of the Southern District of Mississippi in Chapter 11 Bankruptcy Case No. 03-02984WEE captioned In re Mississippi Chemical Corporation, et al., shall issue or cause the issuance of L/C’s in substitution for any outstanding L/C’s issued by Harris Trust and Savings Bank for the account of the Borrower.

4. Without limiting the provisions of paragraph 2 and 3 above or the second sentence of this Section 4, each of the parties hereto acknowledges that the Investors and their Successor DIP Agent (to the extent it is a non-lending agent) may be practically unable (or in the case of such Successor DIP Agent, unwilling) to perform other duties or functions assigned to the Banks under the Loan Documents, and the parties hereto each agree to use reasonable efforts to reach an alternate accommodation to provide the Borrower with the practical benefit of such duty or function (and such inability or, in the case of the Agent, unwillingness, to perform such duty or obligation, to the extent the practical benefits of the Agreement continue to be met, shall not be deemed a breach of the Loan Documents). Each of the parties hereto further agrees to cooperate in the negotiation and execution of a comprehensive amendment of the Agreement and the other Loan Documents to accommodate and facilitate the substitution of the Investors for the Banks, the appointment of a non-lender Successor DIP Agent by the Banks, to implement structural changes to address circumstances described in the first sentence of this Section 4 and to address such other issues as may be deemed relevant by the Banks, such Successor DIP Agent and the Borrower.

5. Each of the Borrower and the Guarantors hereby reaffirm all of their obligations and liabilities under the Agreement (as amended hereby) and the other Loan Documents all of which shall remain in full force and effect.

6. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by the internal laws of the State of Illinois. References in the Agreement to “this Agreement,” “herein,” “hereof,” or “hereunder” and references to the Agreement in any other agreement shall, in each case, be deemed to be references to the Agreement as amended by this Amendment.

[THE REMAINDER OF THE PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as the of the date first set forth above.

MISSISSIPPI CHEMICAL CORPORATION, as Debtor and Debtor-in-Possession

By:	/s/ Timothy A. Dawson

Its: Senior Vice President and
Chief Financial Officer

GUARANTORS:

MISSCHEM NITROGEN, L.L.C., as Debtor
and Debtor-in-Possession

By:	/s/ Timothy A. Dawson

Its: Vice President of Finance and Treasurer

MISSISSIPPI NITROGEN, INC., as Debtor
and Debtor-in-Possession

By:	/s/ Timothy A. Dawson

Its: Vice President of Finance and Treasurer

TRIAD NITROGEN, L.L.C., as Debtor and
Debtor-in-Possession

By:	/s/ Timothy A. Dawson

Its: Vice President of Finance and Treasurer

MISSISSIPPI PHOSPHATES
CORPORATION, as Debtor and Debtor-in-
Possession

By:	/s/ Timothy A. Dawson

Its: Vice President of Finance and Treasurer

MISSISSIPPI POTASH, INC., as Debtor and
Debtor-in-Possession

By:	/s/ Timothy A. Dawson

Its: Vice President of Finance and Treasurer

EDDY POTASH, INC., as Debtor and Debtor-
in-Possession

By:	/s/ Timothy A. Dawson

Its: Vice President of Finance and Treasurer

MISSISSIPPI CHEMICAL
MANAGEMENT COMPANY, as Debtor and
Debtor-in-Possession

By:	/s/ Timothy A. Dawson

Its: Vice President of Finance and Treasurer

MISSISSIPPI CHEMICAL COMPANY,
L.P., as Debtor and Debtor-in-Possession

By: MISSISSIPPI CHEMICAL
MANAGEMENT COMPANY, its general
partner

By:	/s/ Timothy A. Dawson

Its: Vice President of Finance and Treasurer

MELAMINE CHEMICALS, INC., as Debtor
and Debtor-in-Possession

By:	/s/ Timothy A. Dawson

Its: Vice President – Finance

INVESTORS:

DSC CHEMICALS, L.P.

By: DSC Advisors, L.P., its Investment Manager

By: DSC Advisors, LLC, its General Partner

By:	/s/ David Markus

Its: Principal

B IV CAPITAL PARTNERS, L.P.

By: GP Capital IV, LLC, its General Partner

By: DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano

Its: Member

B III-A CAPITAL PARTNERS, L.P.

By: GP III-A, LLC, its General Partner

By: DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano

Its: Member

GMAM INVESTMENT FUNDS TRUST II

By: DDJ Capital Management, LLC, on behalf of
GMAM Investment Funds Trust II, in its capacity as
investment manager

By:	/s/ David J. Breazzano

Its: Member

SPCP GROUP, L.L.C.

By:	/s/ Jeff Gelfend

Its: